UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 15, 2019 (May 14, 2019)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices, and Zip Code)

(905) 479-1810
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 14, 2019, the Board of Directors of SMTC Corporation (the “Company”) approved the issuance of additional equity of the Company for aggregate gross proceeds of up to $15 million, including through a proposed rights offering to existing equityholders of the Company (the “Rights Offering”). The Company currently anticipates that the sales price per share, or exercise price per right, as applicable, would be $3.14, which reflects a 15% discount to the 10-day volume-weighted average price as of May 14, 2019. Also on May 14, 2019, the Company disclosed to the Nasdaq Stock Market that the record date of the Rights Offering will be May 24, 2019. The Company expects to provide additional information, including with respect to the Rights Offering, on or before the record date.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares, nor shall there be any sale of such shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include statements related to the Company’s anticipated equity issuance, the Rights Offering, the amount of proceeds expected from any equity issuance, the price of any share issuance or right exercise, and the expected timing and disclosure of additional information by the Company. The risks and uncertainties include general market conditions, the Company’s ability to complete an equity issuance or the Rights Offering, as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including in its annual filing on Form 10-K filed with the SEC on March 15, 2019, and any final prospectus supplement to be filed with the SEC.

The information in this Current Report on Form 8-K is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019	SMTC CORPORATION By: /s/ Edward Smith Name: Edward Smith Title: President and Chief Executive Officer